EXPENSE LIMITATION AGREEMENT

                      FOR THE GLOBAL ASSET ALLOCATION FUND


         THIS AGREEMENT, dated as of April 30, 1999, is made and entered into by and between Forward Funds, Inc., a Maryland corporation (the "Company"), on behalf of its series The Global Asset Allocation Fund (the "Fund"), and Webster Investment Management Co., LLC (the "Adviser").

         WHEREAS, the Adviser has been appointed the investment adviser of the Fund pursuant to an Investment Management Agreement dated September, 1998, between the Company, on behalf of the Fund, and the Adviser (the "Advisory Agreement"); and

         WHEREAS, the Company and the Adviser desire to enter into the arrangements described herein relating to certain expenses of the Fund;

         NOW, THEREFORE, the Company and the Adviser hereby agree as follows:

         1. Until further notice from the Adviser to the Company, the Adviser agrees, subject to Section 2 hereof, to reduce the fees payable to it under the Advisory Agreement (but not below zero) to the extent necessary to limit the operating expenses of the Fund (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) as follows:

                  For the period of one year from the date of this Agreement, the Adviser shall limit its fee so that the operating expenses of the Fund shall be limited to an annual rate (as a percentage of the Fund's average daily net assets) of 0.50%.

         2. The Fund agrees to pay to the Adviser the amount of fees that, but for Section 1 hereof, would have been payable by the Fund to the Adviser pursuant to the Advisory Agreement (the "Deferred Fees") for a period of two years following the end of the period provided for in Section 1 (the "Recoupment Period"), subject to the limitations provided in this Section. Such repayment shall be made monthly, but only if the operating expenses of the Fund (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses), without regard to such repayment, are at an annual rate (as a percentage of the average daily net assets of the Fund) of 1.40% or less. Furthermore, the amount of Deferred Fees paid by the Fund in any month shall be limited so that the sum of (a) the amount of such payment and (b) the other operating expenses of the Fund (exclusive of brokerage costs, interest, taxes and extraordinary expenses) do not exceed the foregoing annual percentage rate. In no event will the Fund be obligated to pay any fees waived or deferred by the Adviser with respect to any other series of the Company.

         3. The Adviser may by notice in writing to the Company terminate, in whole or in part, its obligation under Section 1 to reduce its fees with respect to the Fund in any period following the date specified in such notice (or change the percentage specified in Section 1), but no such change shall affect the obligation (including the amount of the obligation) of the Fund to repay amounts of Deferred Fees with respect to periods prior to the date specified in such notice.

         4. A copy of the Agreement and Certificate of Incorporation establishing the Company is on file with the Secretary of State of Maryland, and notice is hereby given that this Agreement is executed by the Company on behalf of the Fund by an officer of the Company as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Directors, officers or shareholders individually but are binding only upon the assets and property belonging to the Fund.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



FORWARD FUNDS, INC.
on behalf of its series
The Global Asset Allocation Fund              WEBSTER INVESTMENT MANAGEMENT
                                               CO., LLC


By: ____________________                      By: ____________________


Name: __________________                      Name: __________________


Title: _________________                      Title: _________________

                          EXPENSE LIMITATION AGREEMENT

                            FOR THE GLOBAL BOND FUND


         THIS AGREEMENT, dated as of April 30, 1999, is made and entered into by and between Forward Funds, Inc., a Maryland corporation (the "Company"), on behalf of its series The Global Bond Fund (the "Fund"), and Webster Investment Management Co., LLC (the "Adviser").

         WHEREAS, the Adviser has been appointed the investment adviser of the Fund pursuant to an Investment Management Agreement dated September, 1998, between the Company, on behalf of the Fund, and the Adviser (the "Advisory Agreement"); and

         WHEREAS, the Company and the Adviser desire to enter into the arrangements described herein relating to certain expenses of the Fund;

         NOW, THEREFORE, the Company and the Adviser hereby agree as follows:

         1. Until further notice from the Adviser to the Company, the Adviser agrees, subject to Section 2 hereof, to reduce the fees payable to it under the Advisory Agreement (but not below zero) to the extent necessary to limit the operating expenses of the Fund (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) as follows:

                  For the period of one year from the date of this Agreement, the Adviser shall limit its fee so that the operating expenses of the Fund shall be limited to an annual rate (as a percentage of the Fund's average daily net assets) of 1.40%.

         2. The Fund agrees to pay to the Adviser the amount of fees that, but for Section 1 hereof, would have been payable by the Fund to the Adviser pursuant to the Advisory Agreement (the "Deferred Fees") for a period of two years following the end of the period provided for in Section 1 (the "Recoupment Period"), subject to the limitations provided in this Section. Such repayment shall be made monthly, but only if the operating expenses of the Fund (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses), without regard to such repayment, are at an annual rate (as a percentage of the average daily net assets of the Fund) of 1.40% or less. Furthermore, the amount of Deferred Fees paid by the Fund in any month shall be limited so that the sum of (a) the amount of such payment and (b) the other operating expenses of the Fund (exclusive of brokerage costs, interest, taxes and extraordinary expenses) do not exceed the foregoing annual percentage rate. In no event will the Fund be obligated to pay any fees waived or deferred by the Adviser with respect to any other series of the Company.

         3. The Adviser may by notice in writing to the Company terminate, in whole or in part, its obligation under Section 1 to reduce its fees with respect to the Fund in any period following the date specified in such notice (or change the percentage specified in Section 1), but no such change shall affect the obligation (including the amount of the obligation) of the Fund to repay amounts of Deferred Fees with respect to periods prior to the date specified in such notice.

         4. A copy of the Agreement and Certificate of Incorporation establishing the Company is on file with the Secretary of State of Maryland, and notice is hereby given that this Agreement is executed by the Company on behalf of the Fund by an officer of the Company as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Directors, officers or shareholders individually but are binding only upon the assets and property belonging to the Fund.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



FORWARD FUNDS, INC.
on behalf of its series
The Global Bond Fund                    WEBSTER INVESTMENT MANAGEMENT
                                         CO., LLC


By: _____________________               By:  _____________________


Name: ___________________               Name: ____________________


Title: __________________               Title: ___________________

                          EXPENSE LIMITATION AGREEMENT

                        FOR THE INTERNATIONAL EQUITY FUND


         THIS AGREEMENT, dated as of April 30, 1999, is made and entered into by and between Forward Funds, Inc., a Maryland corporation (the "Company"), on behalf of its series The International Equity Fund (the "Fund"), and Webster Investment Management Co., LLC (the "Adviser").

         WHEREAS, the Adviser has been appointed the investment adviser of the Fund pursuant to an Investment Management Agreement dated September, 1998, between the Company, on behalf of the Fund, and the Adviser (the "Advisory Agreement"); and

         WHEREAS, the Company and the Adviser desire to enter into the arrangements described herein relating to certain expenses of the Fund;

         NOW, THEREFORE, the Company and the Adviser hereby agree as follows:

         1. Until further notice from the Adviser to the Company, the Adviser agrees, subject to Section 2 hereof, to reduce the fees payable to it under the Advisory Agreement (but not below zero) to the extent necessary to limit the operating expenses of the Fund (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) as follows:

                  For the period of one year from the date of this Agreement, the Adviser shall limit its fee so that the operating expenses of the Fund shall be limited to an annual rate (as a percentage of the Fund's average daily net assets) of 1.60%.

         2. The Fund agrees to pay to the Adviser the amount of fees that, but for Section 1 hereof, would have been payable by the Fund to the Adviser pursuant to the Advisory Agreement (the "Deferred Fees") for a period of two years following the end of the period provided for in Section 1, subject to the limitations provided in this Section. Such repayment shall be made monthly, but only if the operating expenses of the Fund (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses), without regard to such repayment, are at an annual rate (as a percentage of the average daily net assets of the Fund) of 1.60% or less. Furthermore, the amount of Deferred Fees paid by the Fund in any month shall be limited so that the sum of (a) the amount of such payment and (b) the other operating expenses of the Fund (exclusive of brokerage costs, interest, taxes and extraordinary expenses) do not exceed the foregoing annual percentage rate. In no event will the Fund be obligated to pay any fees waived or deferred by the Adviser with respect to any other series of the Company.

         3. The Adviser may by notice in writing to the Company terminate, in whole or in part, its obligation under Section 1 to reduce its fees with respect to the Fund in any period following the date specified in such notice (or change the percentage specified in Section 1), but no such change shall affect the obligation (including the amount of the obligation) of the Fund to repay amounts of Deferred Fees with respect to periods prior to the date specified in such notice.

         4. A copy of the Agreement and Certificate of Incorporation establishing the Company is on file with the Secretary of State of Maryland, and notice is hereby given that this Agreement is executed by the Company on behalf of the Fund by an officer of the Company as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Directors, officers or shareholders individually but are binding only upon the assets and property belonging to the Fund.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



FORWARD FUNDS, INC.
on behalf of its series
The International Equity Fund              WEBSTER INVESTMENT MANAGEMENT
                                            CO., LLC


By: _____________________                  By: _____________________


Name: ___________________                  Name: ___________________


Title: __________________                  Title: __________________

                          EXPENSE LIMITATION AGREEMENT

                       FOR THE REAL ESTATE INVESTMENT FUND


         THIS AGREEMENT, dated as of April 30, 1999, is made and entered into by and between Forward Funds, Inc., a Maryland corporation (the "Company"), on behalf of its series The Real Estate Investment Fund (the "Fund"), and Webster Investment Management Co., LLC (the "Adviser").

         WHEREAS, the Adviser has been appointed the investment adviser of the Fund pursuant to an Investment Management Agreement dated [ ], 1999, between the Company, on behalf of the Fund, and the Adviser (the "Advisory Agreement"); and

         WHEREAS, the Company and the Adviser desire to enter into the arrangements described herein relating to certain expenses of the Fund;

         NOW, THEREFORE, the Company and the Adviser hereby agree as follows:

         1. Until further notice from the Adviser to the Company, the Adviser agrees, subject to Section 2 hereof, to reduce the fees payable to it under the Advisory Agreement (but not below zero) to the extent necessary to limit the operating expenses of the Fund (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) as follows:

                  For the period of one year from the date of this Agreement, the Adviser shall limit its fee so that the operating expenses of the Fund shall be limited to an annual rate (as a percentage of the Fund's average daily net assets) of 1.80%.

         2. The Fund agrees to pay to the Adviser the amount of fees that, but for Section 1 hereof, would have been payable by the Fund to the Adviser pursuant to the Advisory Agreement (the "Deferred Fees") for a period of two years following the end of the period provided for in Section 1, subject to the limitations provided in this Section. Such repayment shall be made monthly, but only if the operating expenses of the Fund (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses), without regard to such repayment, are at an annual rate (as a percentage of the average daily net assets of the Fund) of 1.80% or less. Furthermore, the amount of Deferred Fees paid by the Fund in any month shall be limited so that the sum of (a) the amount of such payment and (b) the other operating expenses of the Fund (exclusive of brokerage costs, interest, taxes and extraordinary expenses) do not exceed the foregoing annual percentage rate. In no event will the Fund be obligated to pay any fees waived or deferred by the Adviser with respect to any other series of the Company.

         3. The Adviser may by notice in writing to the Company terminate, in whole or in part, its obligation under Section 1 to reduce its fees with respect to the Fund in any period following the date specified in such notice (or change the percentage specified in Section 1), but no such change shall affect the obligation (including the amount of the obligation) of the Fund to repay amounts of Deferred Fees with respect to periods prior to the date specified in such notice.

         4. A copy of the Agreement and Certificate of Incorporation establishing the Company is on file with the Secretary of State of Maryland, and notice is hereby given that this Agreement is executed by the Company on behalf of the Fund by an officer of the Company as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Directors, officers or shareholders individually but are binding only upon the assets and property belonging to the Fund.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



FORWARD FUNDS, INC.
on behalf of its series
The Real Estate Investment Fund            WEBSTER INVESTMENT MANAGEMENT
                                            CO., LLC


By: _____________________                  By: _____________________


Name: ___________________                  Name: ___________________


Title: __________________                  Title: __________________

                          EXPENSE LIMITATION AGREEMENT

                    FOR THE SMALL CAPITALIZATION EQUITY FUND


         THIS AGREEMENT, dated as of April 30, 1999, is made and entered into by and between Forward Funds, Inc., a Maryland corporation (the "Company"), on behalf of its series The Small Capitalization Equity Fund (the "Fund"), and Webster Investment Management Co., LLC (the "Adviser").

         WHEREAS, the Adviser has been appointed the investment adviser of the Fund pursuant to an Investment Management Agreement dated September, 1998, between the Company, on behalf of the Fund, and the Adviser (the "Advisory Agreement"); and

         WHEREAS, the Company and the Adviser desire to enter into the arrangements described herein relating to certain expenses of the Fund;

         NOW, THEREFORE, the Company and the Adviser hereby agree as follows:

         1. Until further notice from the Adviser to the Company, the Adviser agrees, subject to Section 2 hereof, to reduce the fees payable to it under the Advisory Agreement (but not below zero) to the extent necessary to limit the operating expenses of the Investor Class Shares of the Fund (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) as follows:

                  For the period of one year from the date of this Agreement, the Adviser shall limit its fee so that the operating expenses of the Investor Class Shares of the Fund shall be limited to an annual rate (as a percentage of the Fund's average daily net assets) of 1.45%.

         2. The Fund agrees to pay to the Adviser the amount of fees that, but for Section 1 hereof, would have been payable by the Fund to the Adviser pursuant to the Advisory Agreement (the "Deferred Fees") for a period of two years following the end of the period provided for in Section 1, subject to the limitations provided in this Section. Such repayment shall be made monthly, but only if the operating expenses of the Fund (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses), without regard to such repayment, are at an annual rate (as a percentage of the average daily net assets of the Fund) of 1.45% or less. Furthermore, the amount of Deferred Fees paid by the Fund in any month shall be limited so that the sum of (a) the amount of such payment and (b) the other operating expenses of the Fund (exclusive of brokerage costs, interest, taxes and extraordinary expenses) do not exceed the foregoing annual percentage rate. In no event will the Fund be obligated to pay any fees waived or deferred by the Adviser with respect to any other series of the Company.

         3. The Adviser may by notice in writing to the Company terminate, in whole or in part, its obligation under Section 1 to reduce its fees with respect to the Fund in any period following the date specified in such notice (or change the percentage specified in Section 1), but no such change shall affect the obligation (including the amount of the obligation) of the Fund to repay amounts of Deferred Fees with respect to periods prior to the date specified in such notice.

         4. A copy of the Agreement and Certificate of Incorporation establishing the Company is on file with the Secretary of State of Maryland, and notice is hereby given that this Agreement is executed by the Company on behalf of the Fund by an officer of the Company as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Directors, officers or shareholders individually but are binding only upon the assets and property belonging to the Fund.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



FORWARD FUNDS, INC.
on behalf of its series
The Small Capitalization Equity Fund          WEBSTER INVESTMENT MANAGEMENT
                                               CO., LLC


By:  _____________________                    By: _____________________


Name: ____________________                    Name: ___________________


Title: ___________________                    Title: __________________

                          EXPENSE LIMITATION AGREEMENT

                            FOR THE U.S. EQUITY FUND


         THIS AGREEMENT, dated as of April 30, 1999, is made and entered into by and between Forward Funds, Inc., a Maryland corporation (the "Company"), on behalf of its series The U.S. Equity Fund (the "Fund"), and Webster Investment Management Co., LLC (the "Adviser").

         WHEREAS, the Adviser has been appointed the investment adviser of the Fund pursuant to an Investment Management Agreement dated September, 1998, between the Company, on behalf of the Fund, and the Adviser (the "Advisory Agreement"); and

         WHEREAS, the Company and the Adviser desire to enter into the arrangements described herein relating to certain expenses of the Fund;

         NOW, THEREFORE, the Company and the Adviser hereby agree as follows:

         1. Until further notice from the Adviser to the Company, the Adviser agrees, subject to Section 2 hereof, to reduce the fees payable to it under the Advisory Agreement (but not below zero) to the extent necessary to limit the operating expenses of the Fund (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) as follows:

                  For the period of one year from the date of this Agreement, the Adviser shall limit its fee so that the operating expenses of the Fund shall be limited to an annual rate (as a percentage of the Fund's average daily net assets) of 1.40%.

         2. The Fund agrees to pay to the Adviser the amount of fees that, but for Section 1 hereof, would have been payable by the Fund to the Adviser pursuant to the Advisory Agreement (the "Deferred Fees") for a period of two years following the end of the period provided for in Section 1 (the "Recoupment Period"), subject to the limitations provided in this Section. Such repayment shall be made monthly, but only if the operating expenses of the Fund (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses), without regard to such repayment, are at an annual rate (as a percentage of the average daily net assets of the Fund) of 1.40% or less. Furthermore, the amount of Deferred Fees paid by the Fund in any month shall be limited so that the sum of (a) the amount of such payment and (b) the other operating expenses of the Fund (exclusive of brokerage costs, interest, taxes and extraordinary expenses) do not exceed the foregoing annual percentage rate. In no event will the Fund be obligated to pay any fees waived or deferred by the Adviser with respect to any other series of the Company.

         3. The Adviser may by notice in writing to the Company terminate, in whole or in part, its obligation under Section 1 to reduce its fees with respect to the Fund in any period following the date specified in such notice (or change the percentage specified in Section 1), but no such change shall affect the obligation (including the amount of the obligation) of the Fund to repay amounts of Deferred Fees with respect to periods prior to the date specified in such notice.

         4. A copy of the Agreement and Certificate of Incorporation establishing the Company is on file with the Secretary of State of Maryland, and notice is hereby given that this Agreement is executed by the Company on behalf of the Fund by an officer of the Company as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Directors, officers or shareholders individually but are binding only upon the assets and property belonging to the Fund.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



FORWARD FUNDS, INC.
on behalf of its series
The U.S. Equity Fund                            WEBSTER INVESTMENT MANAGEMENT
                                                 CO., LLC


By: ____________________                        By: ____________________


Name: __________________                        Name: __________________


Title: _________________                        Title: _________________